Common Stock	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Common Stock

9. Common Stock

The Certificate of Incorporation, as amended, authorizes the Company to issue 15,652,174 shares of common stock. Common stockholders are entitled to dividends as and when declared by the Board of Directors, subject to the rights of holders of all classes of stock outstanding having priority rights as to dividends. There have been no dividends declared to date. The holder of each share of common stock is entitled to one vote.

The Company had reserved common stock for future issuances as follows:

	December 31,
	2012	2013
Conversion of convertible preferred stock	5,991,757	10,491,140
Issuance of options under stock plan	168,571	9,533
Issuance upon exercise of options under stock plan	462,471	1,403,655
Issuance upon exercise of warrants to purchase Series B convertible preferred stock	—	173,912

Total	6,622,799	12,078,240